Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 19: SUBSEQUENT EVENTS

On July 28, 2020, the Board of Directors declared a quarterly cash dividend in respect of the second quarter of 2020 of $0.30 per share of common stock which will be paid on October 8, 2020 to stockholders of record as of September 4, 2020. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition’s cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.

Subsequently to June 30, 2020 Navios Acquisition repurchased $9,000 of Ship Mortgage Notes for a cash consideration of $5,338.